Semiannual Report


                SCIENCE &
                TECHNOLOGY
                FUND


                -------------
                JUNE 30, 1998
                -------------


[LOGO OF T. ROWE PRICE APPEARS HERE]

Report Highlights
--------------------------------------------------------------------------------
Science & Technology Fund

 .    The broad stock market produced another strong return during the first half, led once again by brand-name, large-capitalization, blue chip companies.

 .    Science and technology stocks posted attractive results, despite heightened volatility.

 .    Your fund delivered a robust performance over the last six months, roughly in line with its peer group but trailing it for the year.

 .    We kept the portfolio concentrated in electronic technology stocks but expanded both the number of holdings and their market capitalizations.

 .    We believe circumstances are developing that will favor continued
     appreciation in technology stock prices as we move into and through 1999.

Fellow Shareholders

The stock market turned in another powerful performance during the first half of 1998. Technology stocks rallied strongly at the end of the second quarter, enabling the fund to post results only slightly behind the broad market averages. During the past 12 months, however, your fund lagged the S&P 500, since technology shares were weak in 1997.

----------------------
Performance Comparison
-----------------------------------------------------------------------
Periods Ended 6/30/98                               6 Months 12 Months
-----------------------------------------------------------------------
Science & Technology Fund                            16.32%   15.36%
 .......................................................................
S&P 500                                              17.71    30.16
 .......................................................................
Lipper Science & Technology
Fund Index                                           17.46    18.73
 .......................................................................

During the first half of the year, your fund returned 16.32%, compared with 17.46% for the Lipper Science & Technology Fund Index and 17.71% for the unmanaged Standard & Poor's 500 Stock Index. For the past 12 months, the fund's 15.36% return trailed both the Lipper index of similar funds and the S&P 500. Science and technology stocks were weaker overall than the broad market over the year, while our exposure to some underperforming segments of the industry hurt results slightly relative to the peer group.

We would like to remind shareholders once again that, while the fund may exhibit short-term volatility, it has the potential for attractive long-term results. For example, its average annual return for the 10 years ended June 30, 1998, is 22.67% compared with 19.69% for its peer group average and 18.56% for the S&P
500. (See page 9 for more performance information.)

MARKET ENVIRONMENT

The equity markets scaled a wall of worry during the first six months of the year. Despite concern over decelerating corporate earnings growth, sporadic fears about the near-term direction of interest rates, and spreading problems from Asia, many global stock markets hit record high levels in the first half of 1998. Reaching ever-higher valuation levels, the S&P 500 bounded to its fourteenth consecutive quarter of positive returns, with stocks of larger-capitalization, blue chip companies continuing to outperform the rest of the market.

After a quick decline to start the year, technology stocks recovered sharply through the end of March before moving sideways over the next few months. Concern about the economic and currency crises in Asia; slowing growth in the personal computer, semiconductor, and data networking industries; and the financial drag of a stronger dollar quickly gave way to optimism regarding a product cycle-led recovery in the second half of 1998. Performance within the technology segment was heavily influenced by exposure to Asia and to the inventory correction occurring in the personal computer supply chain. Accordingly, stocks of semiconductor capital equipment, components, and semiconductors fared the worst. In contrast, stocks of Internet-related companies were, by far, the best-performing segment.

The PC industry remains in a product cycle lull due to the absence of breakthrough operating system enhancements and novel applications. Without new power-consuming software, upgrade cycles are lengthening and buyers are choosing cheaper PCs. These trends are negatively affecting both unit growth and average selling prices. Although pricing pressure is more intense across most segments of the technology sector, average selling prices in the PC, data networking, and semiconductor industries are declining at accelerating rates. The lack of new product cycles, encroaching competition, and excess supply are all at work here. Moreover, most of the major PC hardware original equipment manufacturers and some of the larger telecommunications and data networking companies are implementing policies to enhance

----------------------------
Electronic Technology Stocks
------------------------------------------------------------------
Technology Segment                         First Half 1998 Return
------------------------------------------------------------------
PC Software and Internet                                      74%
 ..................................................................
Telecommunications Equipment                                  29
 ..................................................................
Enterprise Software                                           25
 ..................................................................
Data Services                                                 21
 ..................................................................
Enterprise Hardware                                           13
 ..................................................................
Data Networking                                               13
 ..................................................................
PC Hardware and Peripherals                                    6
 ..................................................................
Wireless Telecommunications Equipment                          5
 ..................................................................
Technical Software                                             3
 ..................................................................
Semiconductors                                               - 4
 ..................................................................
Connectors and Distributors                                  - 5
 ..................................................................
Semiconductor Capital Equipment                              - 19
 ..................................................................
Source:  Morgan Stanley.

inventory turnover and improve their cash cycles. While these measures are positive in the long run, they are depressing near-term revenue growth and profit margins. Finally, the economic and currency crises in Asia should not be underestimated. Asia (including Japan) accounts for approximately 20% to 25% of worldwide technology consumption, including 25% of personal computer purchases, 30% of net cellular subscriber additions, and 40% of worldwide semiconductor capital equipment demand. While it is difficult to assess the precise impact of these crises, turmoil in this region is undoubtedly reducing the near-term growth rate of worldwide technology spending and exacerbating the sector's already fragile pricing environment.

INVESTMENT PHILOSOPHY

The salient characteristic of our approach is intensive, timely, hands-on research in the areas of electronic technology, information services, life sciences and health care, and media and telecommunications services. This involves extensive company visits, customer and competitor interviews, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

Our investment philosophy can be summarized by the following investment principles:

    .  Stay exposed to long-term, secular investment themes.

    . Diversify exposure among the most attractive segments of the science and technology sector.

    . Seek investments in companies that possess significant intellectual property.

    .  Concentrate holdings in companies with sustainable business models.

    .  Gravitate toward companies embarking on meaningful new product cycles.

    . Emphasize companies whose management has both vision and a proven track record.

    .  Keep the portfolio fresh.

--------------------------------------------------------------------------------
 . . . WE HOPE TO ENSURE THAT YOUR FUND REMAINS EXPOSED TO THE BEST-POSITIONED COMPANIES IN THE MOST RAPIDLY GROWING AREAS OF THE SCIENCE AND TECHNOLOGY INDUSTRY.
--------------------------------------------------------------------------------

These principles have important ramifications for your fund. First, our stock holdings will be concentrated in the secular themes. While individual stock holdings will change frequently, the themes should be more enduring. Second, in contrast to most technology sector funds, our investments will be spread across a variety of segments within a broadly defined science and technology sector. Third, the fund will not emphasize stocks of companies selling commodity products in highly cyclical markets. Fourth, we prefer companies whose destiny remains more in their own control rather than the vagaries of their markets. Fifth, our core holdings will be in stocks of companies with, in our opinion, extremely capable management. Finally, in addition to maintaining core positions in established, leadership companies, our holdings will include investments across an array of smaller, more volatile companies.

By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the most rapidly growing areas of the science and technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate for the risks. While the fund's scale and diversification make it unlikely to be the top performer in any particular quarter, we manage the fund to be in the hunt every year, with our primary objective being the generation of consistent absolute and superior relative performance over a longer-term horizon.

PORTFOLIO REVIEW

The fund remained concentrated in the electronic technology segment, with 75% of assets committed to this area, as shown in the chart on the next page. Stocks of software, communications, and semiconductor-related companies continued to dominate our holdings in this segment. Shares of information services companies represented 15% of total assets, with media and telecommunications services composing most of the balance. At the end of the period,

[PIE CHART APPEARS HERE]
-----------------------
Sector Diversification
-----------------------------------------------
Electronic Technology                    75%
Information Serivces                     15%
Media and Telecommunications Services     5%
Reserves and Other                        5%

Based on net assets as of 6/30/98.


reserves and other stood at 5% of fund assets.

During the past six months, fund performance was helped most by our holdings in the enterprise software, communications equipment, and electronic commerce segments. In the strong enterprise software segment, Microsoft, systems management utilities vendor BMC Software, and security software vendor Network Associates were key contributors during the period. Ascend Communications and Cisco Systems gained as investors sought companies poised to participate in the construction of broadband data networks. America Online benefited from strong subscriber growth, improving profitability, and investors' manic appetite for Internet-related stocks.

While the fund suffered from exposure to the depressed cyclical semiconductor and peripherals segments, most of the disappointments were due to company-specific earnings shortfalls. First Data suffered from a series of modest earnings disappointments due to softness in its core credit card processing business, while Adaptec fell victim to the severe downturn in the disk drive industry. Electronics for Imaging, Xilinx, Altera, Lam Research, and KLA-Tencor all caught a bad case of Asian flu and hurt performance over the 12-month period. Security Dynamics Technologies spent a good deal of time stumbling over a series of new product releases and acquisitions.

OUTLOOK

While we remain cautious about the very near term, we believe circumstances are aligning that could create an environment favoring continued appreciation in technology stock prices as we move into and through 1999. The technology sector underperformed the S&P 500 for the past three years as revenue growth and earnings momentum slowed, but fundamentals in many of the more cyclical segments of the technology sector may be bottoming. Comparisons with recent results in Japan and the rest of Asia should improve, and we expect the inventory correction afflicting the technology sector to play out at the end of 1998 or early 1999. Finally, investor sentiment is becoming bearish while relative valuations are increasingly attractive. Hence, looking toward 1999, we believe there is a good chance that at least a few of the negative factors depressing the sector will be reversed over the next few quarters, which could accelerate revenue and earnings growth, improve sentiment, and expand sector valuations.


Respectfully submitted,


/s/ Charles A. Morris

Charles A. Morris
President and Chairman of the Investment Advisory Committee

JULY 24, 1998

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                      6/30/98
  ------------------------------------------------------------------------------

  Parametric Technology                                                  3.6%
  ..............................................................................
  Cisco Systems                                                          3.5
  ..............................................................................
  Network Associates                                                     3.5
  ..............................................................................
  QUALCOMM                                                               3.2
  ..............................................................................
  Microsoft                                                              3.2
  ------------------------------------------------------------------------------

  Sterling Commerce                                                      3.2
  ..............................................................................
  First Data                                                             3.0
  ..............................................................................
  Ascend Communications                                                  3.0
  ..............................................................................
  Synopsys                                                               2.9
  ..............................................................................
  Analog Devices                                                         2.9
  ------------------------------------------------------------------------------

  Maxim Integrated Products                                              2.8
  ..............................................................................
  WorldCom                                                               2.7
  ..............................................................................
  Xilinx                                                                 2.4
  ..............................................................................
  EMC                                                                    2.4
  ..............................................................................
  Adobe Systems                                                          2.2
  ------------------------------------------------------------------------------

  Oracle                                                                 2.1
  ..............................................................................
  BMC Software                                                           2.0
  ..............................................................................
  America Online                                                         2.0
  ..............................................................................
  ADC Telecommunications                                                 1.9
  ..............................................................................
  CIENA                                                                  1.8
  ------------------------------------------------------------------------------

  Gartner Group                                                          1.7
  ..............................................................................
  Texas Instruments                                                      1.5
  ..............................................................................
  CBT                                                                    1.4
  ..............................................................................
  Altera                                                                 1.3
  ..............................................................................
  Solectron                                                              1.2
  ------------------------------------------------------------------------------
  Total                                                                 61.4%

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

           CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/98

Ten Best Contributors                  Ten Worst Contributors
--------------------------------------------------------------------------------

America Online             53(cent)    Adaptec **                      -23(cent)
 ...................................    .........................................
Ascend Communications      44          Cendant **                       17
 ...................................    .........................................
Microsoft                  44          Security Dynamics Technologies   16
 ...................................    .........................................
Cisco Systems              43          Lam Research                     14
 ...................................    .........................................
EMC                        38          Newbridge Networks **            11
 ...................................    .........................................
BMC Software               30          KLA-Tencor                       11
 ...................................    .........................................
Dell Computer              28          DSC Communications **             9
 ...................................    .........................................
Network Associates         25          Oracle *                          9
 ...................................    .........................................
Synopsys                   20          Maxim Integrated Products         8
 ...................................    .........................................
Nokia                      20          Viasoft                           8
-----------------------------------    -----------------------------------------
Total                     345(cent)    Total                          -126(cent)


12 Months Ended 6/30/98

Ten Best Contributors                  Ten Worst Contributors
--------------------------------------------------------------------------------

America Online             92(cent)    First Data                      -42(cent)
 ...................................    .........................................
Cisco Systems              59          Electronics for Imaging          37
 ...................................    .........................................
BMC Software               52          Xilinx                           30
 ...................................    .........................................
Microsoft                  46          Altera                           28
 ...................................    .........................................
PLATINUM technology        36          United States Surgical **        26
 ...................................    .........................................
EMC *                      36          Adaptec **                       23
 ...................................    .........................................
Ascend Communications *    29          Lam Research                     23
 ...................................    .........................................
Sterling Commerce          29          KLA-Tencor                       23
 ...................................    .........................................
Dell Computer *            28          Boston Scientific **             18
 ...................................    .........................................
Parametric Technology      26          Security Dynamics Technologies   16
-----------------------------------    -----------------------------------------
Total                     433(cent)    Total                          -266(cent)


*  Position added
** Position eliminated

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

             Lipper Science
              & Technology     S&P 500        Science &
              Fund Index     Stock Index   Technology Fund

6/30/88         10,000         10,000          10,000
6/89            11,031         12,055          11,660
6/90            13,083         14,042          16,348
6/91            12,978         15,081          16,830
6/92            14,789         17,104          19,800
6/93            19,895         19,435          27,721
6/94            19,688         19,707          28,672
6/95            30,236         24,846          48,203
6/96            34,270         31,306          60,399
6/98            41,179         42,170          66,876
6/97            48,890         54,889          77,150

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/98              1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Science & Technology Fund          15.36%      16.97%      22.72%      22.67%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                            6 Months          Year
                                               Ended         Ended
                                             6/30/98      12/31/97      12/31/96        12/31/95       12/31/94       12/31/93
NET ASSET VALUE

Beginning of period                        $   27.26     $   29.71     $   29.12       $   21.64       $   18.95     $   17.33
                                           .........................................................................................

Investment activities
  Net investment income                        (0.11)        (0.12)        (0.09)          (0.03)          (0.09)        (0.05)*
                                           .........................................................................................


  Net realized and unrealized gain (loss)       4.56          0.54          4.28           12.05            3.08          4.18
                                           .........................................................................................


    Total from investment activities            4.45          0.42          4.19           12.02            2.99          4.13
                                           .........................................................................................

Distributions

  Net realized gain                               --         (2.87)        (3.60)          (4.54)          (0.30)        (2.51)
                                           .........................................................................................


NET ASSET VALUE

End of period                              $   31.71     $   27.26     $   29.71       $   29.12       $   21.64     $   18.95
                                           -----------------------------------------------------------------------------------------


Ratios/Supplemental Data

Total return.                                  16.32%         1.71%        14.23%          55.53%          15.79%        24.25%*
 ....................................................................................................................................

Ratio of expenses to average net assets         0.95%+        0.94%         0.97%           1.01%           1.11%         1.25%*
 ....................................................................................................................................

Ratio of net investment income to
  average net assets                           (0.70)%+      (0.44)%       (0.33)%         (0.15)%         (0.58)%       (0.68)%*
 ....................................................................................................................................

Portfolio turnover rate                         55.5%        133.9%        125.6%          130.3%          113.3%        163.4%
 ....................................................................................................................................

Net assets, end of period
  (in millions)                            $   3,898     $   3,538     $   3,292       $   2,285       $     915     $     501
 ....................................................................................................................................


 . Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/93.
+ Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

------------------------
Portfolio of Investments                           Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Common Stocks  95.2%

ELECTRONIC TECHNOLOGY 74.9%

Enterprise Software 17.2%

BMC Software *                                      1,500,000        $  77,953
 ................................................................................
CBT Group ADR *                                     1,025,000           55,094
 ................................................................................
Computer Associates                                   300,000           16,669
 ................................................................................
Great Plains Software *                               200,000            6,762
 ................................................................................
HBO                                                   500,000           17,641
 ................................................................................
Integrated Systems *                                  400,000            6,125
 ................................................................................
Legato Systems *                                      300,000           11,719
 ................................................................................
Microsoft *                                         1,150,000          124,667
 ................................................................................
Network Associates *                                2,850,000          136,355
 ................................................................................
Oracle *                                            3,350,000           82,180
 ................................................................................
PeopleSoft *                                          400,000           18,787
 ................................................................................
PLATINUM technology *                                 750,000           21,445
 ................................................................................
SAP (DEM) *                                            30,000           20,378
 ................................................................................
Security Dynamics Technologies *                    1,500,000           27,047
 ................................................................................
Transaction Systems Architects *                      250,000            9,633
 ................................................................................
Vantive *                                             750,000           15,445
 ................................................................................
VERITAS Software *                                    300,000           12,403
 ................................................................................
Viasoft *                                             600,000            9,731
 ................................................................................
                                                                       670,034
                                                                     ...........

Consumer and Technical Software 11.6%

Adobe Systems                                       2,000,000           85,000
 ................................................................................
Avant *                                             1,000,000           24,719
 ................................................................................
AXENT Technologies *                                  275,000            8,413
 ................................................................................
Cadence Design Systems *                              500,000           15,625
 ................................................................................
Caere *                                               300,000            3,994
 ................................................................................
Electronic Arts *                                     350,000           18,922
 ................................................................................
The Learning Company *                              1,000,000           29,625
 ................................................................................
National Instruments *                                250,000            8,945
 ................................................................................
Parametric Technology *                             5,200,000          140,888
 ................................................................................
Peerless Systems *                                     50,000            1,044
 ................................................................................
Phoenix Technologies *                                 50,000              634
 ................................................................................
Synopsys *                                          2,500,000          114,453
 ................................................................................
                                                                       452,262
                                                                     ...........

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Semiconductor 15.3%

Altera *                                            1,750,000        $  51,680
 ................................................................................
Analog Devices *                                    4,550,000          111,759
 ................................................................................
Applied Micro Circuits *                              400,000           10,388
 ................................................................................
Burr Brown *                                          700,000           14,809
 ................................................................................
Cognex *                                              450,000            8,395
 ................................................................................
Galileo Technology ADR *                              350,000            4,769
 ................................................................................
Intel                                                 250,000           18,523
 ................................................................................
Lattice Semiconductor *                               400,000           11,363
 ................................................................................
Level One *                                           450,000           10,589
 ................................................................................
Linear Technology                                     600,000           36,188
 ................................................................................
Maxim Integrated Products *                         3,450,000          109,430
 ................................................................................
Micrel *                                              300,000            9,844
 ................................................................................
Microchip Technology *                              1,550,000           40,591
 ................................................................................
PMC-Sierra *                                           80,000            3,745
 ................................................................................
Texas Instruments                                   1,000,000           58,312
 ................................................................................
Xilinx *                                            2,800,000           95,287
 ................................................................................
                                                                       595,672
                                                                     ...........

Semiconductor Equipment 3.1%

Applied Materials *                                 1,400,000           41,344
 ................................................................................
Brooks Automation *                                   275,000            3,592
 ................................................................................
KLA-Tencor *                                        1,550,000           42,964
 ................................................................................
Lam Research *                                      1,600,000           30,550
 ................................................................................
SpeedFam International *                              200,000            3,687
 ................................................................................
                                                                       122,137
                                                                     ...........

Communication Equipment 16.6%

ADC Telecommunications *                            2,000,000           73,062
 ................................................................................
Advanced Fibre Communications *                       850,000           34,053
 ................................................................................
Ascend Communications *                             2,350,000          116,398
 ................................................................................
Ciena *                                             1,000,000           69,563
 ................................................................................
Cisco Systems *                                     1,500,000          138,141
 ................................................................................
Glenayre Technologies *                               400,000            4,325
 ................................................................................
Lucent Technologies                                   225,000           18,717
 ................................................................................
Natural Microsystems *                                200,000            3,219
 ................................................................................
Nokia ADR                                             350,000           25,397
 ................................................................................
Premisys Communications *                             800,000           19,950
 ................................................................................
QUALCOMM *                                          2,250,000          126,492
 ................................................................................
Sawtek *                                              300,000            4,378
 ................................................................................
Tellabs *                                             200,000           14,319
 ................................................................................
                                                                       648,014
                                                                     ...........

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

                                                     Shares/Par          Value
--------------------------------------------------------------------------------
                                                                  In thousands


Hardware/Peripherals 11.1%

Anixter International *                               2,000,000    $    38,125
 ................................................................................
Celestica                                               450,000          8,438
 ................................................................................
Dell Computer *                                         475,000         44,071
 ................................................................................
Electronics for Imaging *                             2,150,000         45,284
 ................................................................................
EMC *                                                 2,100,000         94,106
 ................................................................................
Hewlett-Packard                                         600,000         35,925
 ................................................................................
Marshall Industries *                                   250,000          6,813
 ................................................................................
Qlogic *                                                100,000          3,566
 ................................................................................
Sanmina *                                               500,000         21,609
 ................................................................................
SCI Systems *                                           700,000         26,337
 ................................................................................
Solectron *                                           1,150,000         48,372
 ................................................................................
Sun Microsystems *                                      800,000         34,775
 ................................................................................
Tech Data *                                             600,000         25,744
 ................................................................................
                                                                       433,165
                                                                   .............
Total Electronic Technology                                          2,921,284
                                                                   .............

LIFE SCIENCES AND HEALTH CARE 0.1%

Health Care Services 0.1%

HCIA *                                                  300,000          3,881
 ................................................................................
Total Life Sciences and Health Care                                      3,881
                                                                   .............
INFORMATION SERVICES 15.5%

Data Services 8.7%

Affiliated Computer Services (Class A) *                400,000         15,400
 ................................................................................
Atlantic Data Services *                                100,000          1,925
 ................................................................................
Automatic Data Processing                               400,000         29,150
 ................................................................................
BISYS Group *                                           350,000         14,361
 ................................................................................
Checkfree Holdings *                                    500,000         14,734
 ................................................................................
First Data                                            3,500,000        116,594
 ................................................................................
Gartner Group (Class A) *                             1,950,000         68,189
 ................................................................................
National Data                                           650,000         28,438
 ................................................................................
Renaissance Worldwide *                                 200,000          4,356
 ................................................................................
SunGard Data Systems *                                  750,000         28,781
 ................................................................................
Technology Solutions *                                  400,000         12,688
 ................................................................................
Transaction Network Services *                          250,000          5,289
 ................................................................................
                                                                       339,905
                                                                   .............

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                  Shares/Par               Value
--------------------------------------------------------------------------------
                                                                    In thousands

E-Commerce 6.8%

America Online                                          725,000    $    76,850
 ................................................................................
Concentric Network *                                    100,000          3,028
 ................................................................................
E*TRADE *                                             1,750,000         40,086
 ................................................................................
Envoy *                                                 200,000          9,506
 ................................................................................
N2K *                                                   200,000          3,931
 ................................................................................
PSINet *                                                400,000          5,175
 ................................................................................
Sterling Commerce *                                   2,550,000        123,675
 ................................................................................
                                                                       262,251
                                                                   .............
Total Information Services                                             602,156
                                                                   .............


MEDIA/TELECOMMUNICATIONS
SERVICES 4.7%

Media/Telecom Services 4.7%

AirTouch Communications *                               300,000         17,531
 ................................................................................
Paging Network *                                      1,350,000         18,858
 ................................................................................
PanAmSat *                                              400,000         22,775
 ................................................................................
Vodafone ADR                                            150,000         18,910
 ................................................................................
WorldCom *                                            2,200,000        106,356
 ................................................................................
Total Media/Telecommunications Services                                184,430
                                                                   .............
Total Common Stocks (Cost $3,017,532)                                3,711,751
                                                                   .............
Short-Term Investments 6.8%

Money Market Funds 6.8%

Government Reserve Investment Fund, 5.48% + #       265,013,074        265,013
 ................................................................................
Total Short-Term Investments (Cost $265,013)                           265,013
                                                                   .............

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    IN THOUSANDS

Total Investments in Securities

102.0% of Net Assets (Cost $3,282,545)                      $        3,976,764

Other Assets Less Liabilities                                          (78,289)
                                                            ....................
NET ASSETS                                                  $        3,898,475
                                                            --------------------

  +      Affiliated company
  *      Non-income producing
  #      Seven-day yield
ADR      American Depository Receipt
DEM      German deutschemark


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
------------------------------------------------------------------------------
Unaudited                                                       June 30, 1998

------------------------------------
Statement of Assets and Liabilities
------------------------------------------------------------------------------
In thousands

      Assets

      Investments in securities, at value

        Affiliated companies (cost $265,013)                      $   265,013
        Other companies (cost $3,017,532)                           3,711,751
                                                                  ------------
        Total investments in securities                             3,976,764
      Other assets                                                     10,016
                                                                  ------------
      Total assets                                                  3,986,780
                                                                  ------------
      Liabilities
      Total liabilities                                                88,305
                                                                  ------------

      NET ASSETS                                                  $ 3,898,475
                                                                  ------------
      Net Assets Consist of:
      Accumulated net investment income - net of distributions    $   (12,962)
      Accumulated net realized gain/loss - net of distributions       183,776
      Net unrealized gain (loss)                                      694,219
      Paid-in-capital applicable to 122,939,009 shares of
      $0.01 par value capital stock outstanding;
      1,000,000,000 shares authorized                               3,033,442
      NET ASSETS                                                  $ 3,898,475
                                                                  ------------

      NET ASSET VALUE PER SHARE                                   $     31.71
                                                                  ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------
Unaudited

-------------------------
Statement of Operations
-----------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                       Ended
                                                                     6/30/98
    Investment Income

    Income
     Interest                                                      $   3,261
     Dividend (net of foreign taxes of $ 97)                           1,483
                                                                   ----------
     Total income                                                      4,744
                                                                   ----------
    Expenses
     Investment management                                            12,514
     Shareholder servicing                                             4,693
     Prospectus and shareholder reports                                  243
     Registration                                                        115
     Custody and accounting                                               99
     Legal and audit                                                      15
     Directors                                                             8
     Miscellaneous                                                        19
                                                                   ----------
     Total expenses                                                   17,706
                                                                   ----------
    Net investment income                                            (12,962)
                                                                   ----------
    REALIZED AND UNREALIZED GAIN (LOSS)

    Net realized gain (loss)
     Securities                                                      175,722
     Foreign currency transactions                                        32
                                                                   ----------
     Net realized gain (loss)                                        175,754
                                                                   ----------
    Change in net unrealized gain or loss on securities              394,547
                                                                   ----------
    Net realized and unrealized gain (loss)                          570,301
                                                                   ----------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                         $ 557,339
                                                                   ----------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------
Unaudited

-------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------
In thousands


                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/98      12/31/97

  Increase (Decrease) in Net Assets
  Operations
   Net investment income                              $   (12,962)  $   (15,713)
   Net realized gain (loss)                               175,754       330,756
   Change in net unrealized gain or loss                  394,547      (255,527)
                                                      --------------------------
   Increase (decrease) in net assets from operations      557,339        59,516
                                                      --------------------------
  Distributions to shareholders
   Net realized gain                                            -      (336,840)
                                                      --------------------------
  Capital share transactions *
   Shares sold                                            611,854     1,479,695
   Distributions reinvested                                     -       327,230
   Shares redeemed                                       (809,210)   (1,282,906)
                                                      --------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (197,356)      524,019
                                                      --------------------------
  Net Assets
  Increase (decrease) during period                       359,983       246,695
  Beginning of period                                   3,538,492     3,291,797
                                                      --------------------------

  End of period                                       $ 3,898,475   $ 3,538,492
                                                      --------------------------
* Share information
   Shares sold                                             20,394        48,829
   Distributions reinvested                                     -        12,371
   Shares redeemed                                        (27,284)      (42,170)
                                                      --------------------------
   Increase (decrease) in shares outstanding               (6,890)       19,030




The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
-------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998

-------------------------------
 Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and

T. Rowe Price Science & Technology Fund
-------------------------------------------------------------------------------


     capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


 NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,018,649,000 and $2,159,943,000, respectively, for the six months ended June 30, 1998.

 NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,282,545,000, and net unrealized gain aggregated $694,219,000, of which $837,248,000 related to appreciated investments and $143,029,000 to depreciated investments.

 NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,052,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and main

T. Rowe Price Science & Technology Fund
-------------------------------------------------------------------------------


     tains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,749,000 for the six months ended June 30, 1998, of which $775,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $3,259,000 and are reflected as interest income in the accompanying Statement of Operations.

  For yield, price, last transaction,             Investor Centers:
  current balance, or to conduct                  101 East Lombard St.
  transactions, 24 hours,                         Baltimore, MD 21202
  7 days a week, call Tele*Access(R):
  1-800-638-2587 toll free                        T. Rowe Price
                                                  Financial Center
                                                  10090 Red Run Blvd.
  For assistance                                  Owings Mills, MD 21117
  with your existing
  fund account, call:
  Shareholder Service Center                      Farragut Square
  1-800-225-5132 toll free                        900 17th Street, N.W.
  410-625-6500 Baltimore area                     Washington, D.C. 20006

  To open a Discount Brokerage                    ARCO Tower
  account or obtain information,                  31st Floor
  call:   1-800-638-5660 toll free                515 South Flower St.
                                                  Los Angeles, CA 90071

  Internet address:                               4200 West Cypres St.
  www.troweprice.com                              10th Floor
                                                  Tampa, FL 33607
  T. Rowe Price Associates
  100 East Pratt Street
  Baltimore, Maryland  21202



  This report is authorized for
  distribution only to shareholders
  and to others who have received
  a copy of the prospectus of the
  T. Rowe Price Science &
  Technology Fund.




  [LOGO OF T.ROWE PRICE INVESTMENT SERVICES, INC., APPEARS HERE]


T. Rowe Price Investment Services, Inc., Distributor.          F61-051  6/30/98